UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2025

IMUNON, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-15911	52-1256615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

997 Lenox Drive, Suite 100, Lawrenceville, NJ	08648-2311
(Address of principal executive offices)	(Zip Code)

(609) 896-9100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	IMNN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Delisting Notice

As previously disclosed, on November 26, 2024, Imunon, Inc. (“the Company”) received a letter from the staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based upon the closing bid price of the Company’s common stock, for the previous 30 consecutive business days, the Company was not in compliance with the requirement to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”) for continued listing on The Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Original Notice”). At that time, the Company was provided a compliance period of 180 calendar days from the date of the Original Notice, or until May 27, 2025, to regain compliance with the Minimum Bid Price Requirement, pursuant to Nasdaq Listing Rule 5810(c)(3)(A).

As the Company did not regain compliance with the Minimum Bid Price Requirement by May 27, 2025, and it was determined that the Company is not eligible for another 180 calendar-day extension because it did not meet the minimum stockholders’ equity initial listing requirements of $5,000,000 for The Nasdaq Capital Market, as set forth under Nasdaq Listing Rule 5505(b), the Company received a delisting determination letter on May 28, 2025 (the “Delisting Determination Letter”).

As previously reported, the Company received a deficiency letter on May 19, 2025 from the Staff notifying the Company that it is no longer in compliance with the minimum stockholders’ equity requirement (the “Minimum Stockholders’ Equity Requirement”) for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(1). Pursuant to Nasdaq Listing Rule 5810(d)(2), the failure to comply with the Minimum Stockholders’ Equity Requirement has individually become an additional and separate basis for delisting.

The Delisting Determination Letter states that unless the Company requests a hearing before a Nasdaq Hearing Panel (“Panel”) to appeal Nasdaq’s delisting determination by June 4, 2025, trading of the common stock will be suspended at the opening of business on June 6, 2025, and the Company’s common stock will be delisted from Nasdaq.

The Company intends to request a hearing before the Panel at which it will request a suspension of delisting pending its return to compliance. Pursuant to Nasdaq Listing Rule 5815(a)(1)(B), the Company expects that its hearing request will stay the suspension of trading and delisting of the common stock pending the conclusion of the hearing process. Hearings are typically scheduled to occur approximately 30-45 days after the date of the hearing request. Consequently, the Company expects the common stock to remain listed on Nasdaq at least until the Panel renders a decision following the hearing.

The Company intends to provide a plan to regain compliance to the Panel, including, subject to approval of the Company’s Board of Directors and its stockholders, implementing a reverse stock split, should it be necessary.

There can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Requirement or will otherwise be in compliance with other applicable Nasdaq listing rules, that the Company will be able to successfully implement a reverse stock split if it decides to pursue one, that the Panel will grant the Company’s request for a suspension of delisting on Nasdaq, or that the Company’s appeal of the delisting determination will be successful.

If the Company’s securities are delisted from Nasdaq, it could be more difficult to buy or sell the Company’s common stock or to obtain accurate quotations, and the price of the Company’s common stock could suffer a material decline. Delisting could also impair the Company’s ability to raise capital and/or trigger defaults and penalties under outstanding agreements or securities of the Company.

Except for the factual statements made herein, information contained in this report consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that are difficult to predict, including statements regarding the Company’s plans to appeal the Nasdaq delisting determination, the Company’s ability to regain compliance with Nasdaq’s continued listing requirements, the timing of the hearing and of the decision of the Panel, and the outcome of the hearing. Words such as “will,” “believes,” “intends,” “expects,” “plans,” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and actual actions or events could differ materially from those contained in such statements, including, without limitation, risks related to the Company’s ability to regain compliance with Nasdaq’s continued listing requirements or otherwise maintain compliance with any other listing requirement of The Nasdaq Capital Market, the potential delisting of the Company’s common stock from The Nasdaq Capital Market due to the Company’s failure to comply with the applicable rules, the timing of the hearing and the Panel’s decision, which hearing may be scheduled, and such decision may be issued, more quickly than expected, the outcome of the hearing and the Panel’s decision, and the other risks set forth in the Company’s filings with the Securities and Exchange Commission. The forward-looking statements contained in this report speak only as of the date of this report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this report, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMUNON, INC.

Dated: May 30, 2025	By:	/s/ Susan Eylward
Susan Eylward
General Counsel and Corporate Secretary